UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2025

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)   Voting Results.

At the 2025 annual meeting of shareholders of First United Corporation (the “Corporation”) held on May 7, 2025, the shareholders voted on the three proposals set forth below. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below. For purpose of simplification, fractional votes have been omitted and voting numbers have been rounded to the nearest whole share.

Proposal 1 – Election of 10 directors to serve on the Corporation’s Board of Directors (the “Board”), each until the 2026 annual meeting of shareholders and until his or her successor is duly elected and qualifies.

	For	Withheld	Abstain	Broker Non- Votes
John F. Barr	3,548,659	11,173	192,768	1,143,925
Brian R. Boal	3,520,585	35,681	196,377	1,143,925
Sanu B. Chadha	3,524,235	1,094	225,689	1,143,925
Christy M. DiPietro	3,494,760	59,049	198,792	1,143,925
Kevin R. Hessler	3,558,586	1,027	193,030	1,143,925
Patricia A. Milon	3,533,160	27,686	191,797	1,143,925
Beth E. Moran	3,554,988	5,745	191,868	1,143,925
Carissa L. Rodeheaver	3,507,661	37,165	207,817	1,143,925
I. Robert Rudy	3,508,043	24,040	220,560	1,143,925
H. Andrew Walls, III	3,532,432	27,139	193,030	1,143,925

Proposal 2 – Adoption of advisory resolution approving the compensation paid to the Corporation’s named executive officers for 2024:

For	Against	Abstain	Broker Non-Votes
3,441,697	202,059	108,887	1,143,925

Proposal 3 – Ratification of the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
4,856,599	29,561	10,408	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 9, 2025	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO